Exhibit 10.1

SECOND AMENDMENT TO SECURITY AGREEMENT

THIS SECOND AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) is made as of January 25, 2007, among Global Cash Access Holdings, Inc., a Delaware corporation (formerly known as GCA Holdings, L.L.C.) (“Holdings”), Global Cash Access, Inc., a Delaware corporation (formerly known as Global Cash Access, L.L.C.) (“Borrower”), each subsidiary of Holdings listed on the signature pages hereto (each a “Subsidiary Guarantor” and collectively with Holdings and Borrower, the “Loan Parties”), Bank of America, N.A., as the Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Loan Parties and the Administrative Agent have heretofore entered into that certain Security Agreement, dated as of March 10, 2004, as amended by that certain First Amendment to Security Agreement, dated as of November 1, 2006 (as amended, the “Agreement”) pursuant to which, on the terms and conditions contained therein, the Loan Parties granted to the Administrative Agent (for the benefit of the Finance Parties, as such term is defined in the Agreement) a security interest in their assets;

WHEREAS, Holdings, the Borrower, the banks and other lending institutions from time to time party thereto (each a “Lender” and, collectively, the “Lenders”) and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of November 1, 2006 (the “Second A/R Credit Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrowers, the Guarantors, the Lenders and the Administrative Agent hereby agree as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including the preamble and recitals, have the meanings provided in the Agreement.

SECTION 2. Amendment to Agreement.

(a) The definition of “Account Control Agreement” in Section 1.03 of the Agreement is hereby amended and restated to read in its entirety as follows:

“Account Control Agreement” means (i) with respect to a Deposit Account, a deposit account control agreement, substantially in the form of Exhibit C hereto or in such other form as is reasonably acceptable to the Administrative Agent, among one or more Loan Parties, the Administrative Agent and the bank which maintains such Deposit Account, and (ii) with respect to a Securities Account, a securities account control agreement, substantially in the form of Exhibit B to the Pledge Agreement or in such other form as is reasonably acceptable to the Administrative Agent, among one or more Loan Parties, the Administrative Agent and the Securities Intermediary which maintains such Securities Account, in each case as the same may be amended, modified or supplemented from time to time.

SECTION 3. Representations and Warranties. Each of the Loan Parties hereby represents and warrants that (a) each of its representations and warranties set forth in Article III of the Agreement is true and correct in all material respects as of the date of this Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) this Amendment (i) has been duly authorized by all necessary limited liability company or corporate proceedings of, and duly executed and delivered by, the Loan Parties and (ii) the Agreement, as amended by this Amendment, is the valid and binding obligation of the Loan Parties, enforceable against the Loan Parties, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); and (c) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the valid execution and delivery or performance by the Loan Parties of this Amendment or the performance by the Loan Parties of the Agreement, as amended by this Amendment.

SECTION 4. Reaffirmation. Except as expressly amended by this Amendment, the remaining terms, conditions and provisions of the Agreement shall be and remain in full force and effect. Each party hereto hereby reaffirms and confirms each of its obligations under the Agreement, as amended by this Amendment.

SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of New York.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

SECTION 7. Successors and Assigns. This Amendment shall be binding upon each of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

LOAN PARTIES:

GLOBAL CASH ACCESS HOLDINGS, INC.

By:
Name: Harry C. Hagerty
Title: Chief Financial Officer

GLOBAL CASH ACCESS, INC.

By:
Name: Harry C. Hagerty
Title: Chief Financial Officer

CENTRAL CREDIT, LLC

By:
Name: Harry C. Hagerty
Title: Chief Financial Officer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title: